STOCK OPTION AGREEMENT
                           (Incentive Stock Options)


            THIS AGREEMENT is made to be effective as of December 30, 1993, by and between Seven Hills Financial Corporation (the "COMPANY") and Shirley A. Gluck (the "OPTIONEE").

                                  WITNESSETH:

            WHEREAS, the Board of Directors of the COMPANY adopted the Seven Hills Financial Corporation 1993 Stock Option and Incentive Plan (the "PLAN") on December 9, 1993, the effective date of the PLAN; and

            WHEREAS, pursuant to the provisions of the PLAN, the Board of Directors of the COMPANY has appointed a Stock Option Committee (the "COMMITTEE") to administer the PLAN and the COMMITTEE has determined that an option to acquire common shares of the COMPANY, no par value (the "COMMON SHARES"), should be granted to the OPTIONEE upon the terms and conditions set forth in this Agreement;

            NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

            1. Grant of Option. The COMPANY hereby grants to the OPTIONEE an option (the "OPTION") to purchase 7,058 COMMON SHARES. The OPTION is intended to qualify as an incentive stock option (an "ISO") under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

            2.    Terms and Conditions of the OPTION.

                  (A) OPTION Price. The purchase price (the "OPTION PRICE") to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be $10.00 per share, being 100% of the Fair Market Value (as that term is defined in the PLAN) for the COMMON SHARES on December 30, 1993.

                  (B) Exercise of the OPTION. The OPTION may be exercised upon the date of approval of the PLAN by the shareholders of the COMPANY. Subject to the provisions of the PLAN and the other provisions of this Agreement, if the OPTION becomes exercisable as to certain shares, it shall remain exercisable as to those shares until the date of expiration of the OPTION term. The OPTION may be exercised to purchase less than the total number of COMMON SHARES subject to the OPTION at any time and from time to time. The OPTION may not be exercised unless the COMMON SHARES issued upon such exercise are first registered pursuant to any applicable federal or state laws or regulations, or, in the opinion of the counsel to the COMPANY, are exempt from such registration.
                  (C) OPTION Term. The OPTION shall in no event be exercisable after the expiration of ten (10) years from the date of this Agreement.

                  (D) Method of Exercise. The OPTION may be exercised by giving written notice of exercise to the COMMITTEE in care of the President of the COMPANY stating the number of shares subject to the OPTION in respect of which it is being exercised. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the COMMITTEE in its sole discretion, in COMMON SHARES already owned by the OPTIONEE or by surrendering outstanding awards made under the PLAN.

            3. Non-Assignability of the OPTION. The OPTION shall not be assignable or transferrable by the OPTIONEE except by will or the laws of descent and distribution, and the terms and conditions of the OPTION shall be binding upon the executors, administrators, heirs, successors and assigns of the OPTIONEE.

            4.    Incentive Stock Option Qualification.

                  The OPTION is intended to be an ISO under Section 422 of the CODE. The OPTIONEE acknowledges that in order for the OPTION to qualify as an ISO, the OPTIONEE must comply with the following additional conditions:

                  (A) The OPTIONEE must remain employed by the COMPANY (or a subsidiary of the COMPANY) at least until three months before the OPTION is exercised (or one year in the case of an OPTIONEE who is disabled within the meaning of Section 22(e)(3) of the Code);

                  (B) The OPTIONEE may not dispose of the COMMON SHARES acquired upon the exercise of the OPTION (i) within two years of the date of the grant of the OPTION, and (ii) within one year after the date of the exercise of the OPTION; and

                  (C) The aggregate fair market value (determined as of the date of the grant of the OPTION) of the COMMON SHARES with respect to which ISOs are exercisable under all plans of the COMPANY or a subsidiary for the first time by the OPTIONEE shall not exceed $100,000, or such other limit as may be required by the CODE.

            In the event that the OPTIONEE does not comply with the foregoing conditions, the OPTION will not be deemed to be an ISO under the CODE.

            5. Governing Law. The rights and obligations of the OPTIONEE and the COMPANY under this Agreement shall be governed by and construed in accordance with the laws of the State of Ohio (without giving effect to the conflict of laws principles thereof) in all respects, including, without limitation, matters relating to the validity, construction, interpretation, administration, effect, enforcement, and remedies provisions of the PLAN and its rules and regulations, except to the extent preempted by applicable federal law. The OPTIONEE and the COMPANY agree to submit to the jurisdiction of the state and federal courts of the State of Ohio with respect to matters relating to the PLAN and this Agreement and agree not to raise or assert the defense that such forum is not convenient.

            6. Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

            7. Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

            8. Severability. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

            9. Number and Gender. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

            10. PLAN as Controlling. All terms and conditions of the PLAN applicable to options granted thereunder which are not set forth in this Agreement shall be deemed incorporated herein by reference. In the event that any provision in this Agreement conflicts with any term in the PLAN, the term in the PLAN shall be deemed controlling.

            11. Entire Agreement. This Agreement constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed to be effective as of the date of conversion of the COMPANY from mutual to stock form.


                                    COMPANY:

                                    SEVEN HILLS FINANCIAL CORPORATION

                                    By: /s/ Arthur W. Wendel, Jr.
                                            Its President




                                    OPTIONEE:


                             /s/ Shirley A. Gluck
                                 Shirley A. Gluck






                                 AMENDMENT TO
                            STOCK OPTION AGREEMENT


      THIS AGREEMENT is made to be effective as of June 6, 1996, by and between Seven Hills Financial Corporation (the "COMPANY") and Shirley A.
Gluck (the "OPTIONEE").

                                 WITNESSETH:

      WHEREAS, in accordance with the terms and subject to the conditions of the Seven Hills Financial Corporation 1993 Stock Option and Incentive Plan (the "PLAN"), the COMPANY and the OPTIONEE entered into a Stock Option Agreement dated December 30, 1993 (the "AGREEMENT"), in respect of the grant to the OPTIONEE of an option to purchase 7,058 common shares of the COMPANY (the "OPTION");

      WHEREAS, Paragraph 7 of the PLAN provides that the terms and conditions under which an option may be exercised after the termination of the employment or the directorship of the OPTIONEE shall be determined by the Stock Option Committee of the Board of Directors of the COMPANY (the "COMMITTEE"); and

      WHEREAS, the COMMITTEE has determined that the termination of the employment or the directorship of the OPTIONEE will not terminate the OPTION or otherwise have any affect on the validity of the OPTION and that the OPTION will remain outstanding and valid until the earlier of the full exercise of the OPTION or the expiration of the term of the OPTION;


      NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound:

      1. In the event of the termination of the employment or the directorship of the OPTIONEE, the OPTION shall not terminate or otherwise be affected and shall remain outstanding and valid until the earlier of the full exercise of the OPTION or the expiration of the term of the OPTION.

      2. All of the terms and conditions of the AGREEMENT shall remain in full force and effect.

      3. This Amendment to Stock Option Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Stock Option Agreement to be executed on the date first above written.

                                    COMPANY:

                                    SEVEN HILLS FINANCIAL CORPORATION



                                    By: /s/ Arthur W. Wendel, Jr.
                                            Its President


                                    OPTIONEE:



                             /s/ Shirley A. Gluck
                                 Shirley A. Gluck